                                                                   EXHIBIT 10.24
================================================================================

                                    FORM OF
                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


                                  by and among

                            METRO-GOLDWYN-MAYER INC.

                             SEVEN NETWORK LIMITED

                              TRACINDA CORPORATION

                        METRO-GOLDWYN-MAYER STUDIOS INC.

                              MR. FRANK G. MANCUSO

                                      and

                       THE OTHER PARTIES SPECIFIED ON THE

                             SIGNATURE PAGES HERETO

                           Dated as of August 4, 1997

================================================================================

                               TABLE OF CONTENTS

ARTICLE I       DEFINITIONS..............................................     1
Section 1.1     Definitions..............................................     1
ARTICLE II      REPRESENTATIONS AND WARRANTIES...........................     4
Section 2.1     Representations and Warranties of the Company............     4
Section 2.2     Representations and Warranties of Seven..................     4
Section 2.3     Representations and Warranties of Tracinda...............     5
Section 2.4     Representations and Warranties of MGM Studios............     5
Section 2.5     Representations and Warranties of the Executives.........     6
ARTICLE III     LEGEND; TAG-ALONG RIGHTS.................................     6
Section 3.1     Legend...................................................     6
Section 3.2     "Tag-Along" Rights.......................................     7
ARTICLE IV      REGISTRATION RIGHTS......................................    10
Section 4.1     Demand Registrations.....................................    10
Section 4.2     Piggyback Registrations..................................    11
Section 4.3     Holdback Agreements......................................    11
Section 4.4     Registration Procedures..................................    12
Section 4.5     Registration Expenses....................................    15
Section 4.6     Indemnification..........................................    15
Section 4.7     Participation in Underwritten Registrations..............    17
Section 4.8     Current Public Information...............................    18
Section 4.9     Preparation; Reasonable Investigation....................    18
Section 4.10    Certain Rights of Holders................................    18
Section 4.11    Form S-8.................................................    19
ARTICLE V       GENERAL PROVISIONS.......................................    19
Section 5.1     Notices..................................................    19
Section 5.2     Assignment; Binding Effect; Benefit; Successors..........    21
Section 5.3     Entire Agreement.........................................    21
Section 5.4     Amendment................................................    21
Section 5.5     Governing Law; Effective Date............................    22
Section 5.6     Counterparts.............................................    22
Section 5.7     Headings.................................................    22
Section 5.8     Interpretation...........................................    22
Section 5.9     Severability.............................................    23
Section 5.10    Enforcement of Agreement.................................    23
Section 5.11    Termination of Original Shareholders Agreement...........    23
Section 5.12    Antidilution Adjustment..................................    23

              FORM OF AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
              ---------------------------------------------------

          THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, dated as of August 4, 1997 (this "Agreement"), by and among METRO-GOLDWYN-MAYER INC., a corporation
               ---------
organized under the laws of the State of Delaware and formerly known as P&F Acquisition Corp. (the "Company"), SEVEN NETWORK LIMITED, a corporation
                        -------
organized under the laws of the Commonwealth of Australia ("Seven"); TRACINDA
                                                            -----
CORPORATION, a corporation organized under the laws of the State of Nevada

("Tracinda"); METRO-GOLDWYN-MAYER STUDIOS INC., a corporation organized under
----------
the laws of the State of Delaware ("MGM Studios") and formerly known as Metro-
                                    -----------
Goldwyn-Mayer Inc.; Mr. Frank G. Mancuso ("Mr. Mancuso"), and the Persons listed
                                           -----------
on the signature pages hereto (Mr. Mancuso and each such Person is herein referred to as an "Executive" and together as the "Executives")/1/, amends and
                   ---------                       ----------
supersedes that certain Shareholders Agreement, dated as of October 10, 1996, by and among MGM Studios, Seven, Tracinda, the Company, Mr. Mancuso and the other parties thereto (the "Original Shareholders Agreement").
                      -------------------------------

          A.  The Executives will be granted options ("Options") to acquire
                                                       -------
shares of capital stock of the Company pursuant to the Plan (as defined below).

          B. Mr. Mancuso executed an amended and restated employment agreement with the Company and MGM Studios dated as of August 4, 1997 pursuant to which Mr. Mancuso may acquire from time to time shares of capital stock of the Company.

          C. The Company intends to commence with an Approved Initial Public Offering (as defined below) of the Common Stock (as defined below) of the Company and to enter into certain related transactions.

          D. The parties hereto have agreed to enter into this Agreement for the purpose of amending and restating in its entirety the provisions of the Original Shareholders Agreement as provided herein.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1.   DEFINITIONS.
                    -----------

     "Affiliate":  of any Person, means (i) any other Person controlling,
      ---------
controlled by or under common control with such Person, (ii) any director or executive officer of such Person or of any Affiliate of such Person and (iii) any family member of any director or executive officer of such Person or any director or executive officer of any Affiliate of such Person.

     "Agreement":  as defined in the preamble to this Agreement.
      ---------
---------------
/1/ At the execution of this Agreement, the signature pages hereto will indicate the names of the Executives, who shall not execeed 18 in number.

     "Antidilution Adjustment":  as defined in Section 5.12.
      -----------------------

     "Approved Initial Public Offering":  has the meaning set forth in the
      --------------------------------
Investors Shareholder Agreement as the same may be amended from time to time in accordance with the terms thereof.

     "Commission":  means the Securities and Exchange Commission or any other
      ----------
Federal agency at the time administering the Securities Act.

     "Common Stock":  means the common stock of the Company.
      ------------

     "Company":  as defined in the preamble to this Agreement.
      -------

     "Demand Registrations":  as defined in Section 4.1(a).
      --------------------

     "Exchange Act":  means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Executives":  as defined in the preamble to this Agreement.
      ----------

     "Investors Shareholder Agreement":  the Amended and Restated Investors
      -------------------------------
Shareholder Agreement dated as of August 4, 1997 by and among MGM Studios, the Company, Tracinda, Seven and Mr. Mancuso.

     "IPO Closing":  means the closing of an Approved Initial Public Offering at
      -----------
which the Company first receives the funds described in the definition of "Approved Initial Public Offering," whether or not the underwriters have at such time exercised any over-allotment option.

     "IPO Closing Date":  means the date of the IPO Closing.
      ----------------

     "MGM Studios":  as defined in the preamble to this Agreement.
      -----------

     "Notice Date":  as defined in Section 3.2.
      -----------

     "Options":  as defined in the preamble to this Agreement.
      -------

     "Original Shareholders Agreement":  as defined in the preamble to this
      -------------------------------
Agreement.

     "Other Securityholders":  as defined in Section 3.2.
      ---------------------

     "Permitted Transferee":  means:
      --------------------

          (a) (i) the successors in interest to such Executive, in the case of a Transfer upon the death of such Executive, provided that each such successor in interest would be a Permitted Transferee under clauses (a)(ii) or (a)(iv) of this definition, (ii) such Executive's spouse, parents, grandparents, siblings and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons, (iii) such Executive, with respect to the disposition of the community property interest of such Executive's spouse in all or any part of the Common Stock upon the dissolution of the marriage of the Executive and his or her spouse or upon the death of such spouse, (iv) any transferee occasioned by the incompetence of such Executive and (v) in the case of a Transfer during such Executive's lifetime, any Person in which no Person has any interest (directly or indirectly) except for any of such Executive, such Executive's spouse, parents, grandparents, siblings and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons; and

          (b) the beneficiaries or the grantor of any trust all the beneficiaries of which are natural persons; provided, however, that each such
                                            --------  -------
beneficiary or grantor of such trust is a Person who would be a Permitted Transferee under clause (a) of this definition.

     "Person":  means any natural person, corporation, partnership, limited
      ------
liability company, firm, association, trust, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

     "Piggyback Registration":  as defined in Section 4.2(a).
      ----------------------

     "Plan":  means, collectively, the Stock Incentive Plan and the Stock Option
      ----
Agreement.

     "Registrable Securities":  means (i) any shares of Common Stock owned by,
      ----------------------
or otherwise hereafter acquired by, Tracinda, Seven or any Executive and (ii) any securities issued as a dividend on or other distribution with respect to or in exchange, replacement or in subdivision of, any such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs
(c), (e), (f)and (g)of Rule 144.

     "Registration Expenses":  as defined in Section 4.5(a).
      ---------------------

     "Securities Act":  means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

     "Series  A Options":  as defined in the Plan.
      -----------------

     "Series  B Options":  as defined in the Plan.
      -----------------

     "Seven":  as defined in the preamble to this Agreement.
      -----

     "Short-Form Registrations":  as defined in Section 4.1(a).
      ------------------------

     "Stock Incentive Plan":  means the Company's Amended and Restated 1996
      --------------------
Stock Incentive Plan, in substantially the form attached hereto as Exhibit A.

     "Stock Split":  as defined in Section 5.12.
      -----------

     "Stock Option Agreement":  means the Company's several Stock Option
      ----------------------
Agreements, in substantially the form attached hereto as Exhibit B, entered into pursuant to the Stock Incentive Plan.

     "Subsidiary":  of any Person means any corporation or other legal entity of
      ----------
which such Person (either alone or through or together with any other direct or indirect Subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     "Tag-Along Notice":  as defined in Section 3.2.
      ----------------

     "Tag-Along Sale":  as defined in Section 3.2.
      --------------

     "Tracinda":  as defined in the preamble to this Agreement.
      --------

     "Transfer":  as defined in Section 3.2.
      --------

     "Transferring Party":  as defined in Section 3.2.
      ------------------

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                    ---------------------------------------------

     The Company hereby represents and warrants to the other parties hereto as follows: (i) the Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company; (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity and except to the extent that the indemnity provisions set forth in Article IV may not be valid under applicable securities laws or by reason of public policy;
(iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

     SECTION 2.2.   REPRESENTATIONS AND WARRANTIES OF SEVEN.
                    ---------------------------------------

     Seven hereby represents and warrants to the other parties hereto as follows: (i) Seven has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Seven of this Agreement, and the consummation by Seven of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seven; (iii) this Agreement has been duly executed and delivered by Seven and constitutes a valid and binding obligation of Seven enforceable against Seven in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity and except to the extent that the indemnity provisions set forth in Article IV may not be valid under applicable securities laws or by reason of public policy; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, Seven in connection with the execution and delivery by Seven of this Agreement or the consummation by Seven of the transactions contemplated hereby; and (v) the execution and delivery by Seven of this Agreement and the consummation by Seven of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to Seven or any material agreement to which Seven is a party.

     SECTION 2.3.   REPRESENTATIONS AND WARRANTIES OF TRACINDA.
                    ------------------------------------------

     Tracinda hereby represents and warrants to the other parties hereto as follows: (i) Tracinda has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Tracinda of this Agreement, and the consummation by Tracinda of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Tracinda; (iii) this Agreement has been duly executed and delivered by Tracinda and constitutes a valid and binding obligation of Tracinda enforceable against Tracinda in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity and except to the extent that the indemnity provisions set forth in Article IV may not be valid under applicable securities laws or by reason of public policy; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, Tracinda in connection with the execution and delivery of this Agreement by Tracinda or the consummation by Tracinda of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by Tracinda and the consummation by Tracinda of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to Tracinda or any material agreement to which Tracinda is a party.

     SECTION 2.4.   REPRESENTATIONS AND WARRANTIES OF MGM STUDIOS.
                    ---------------------------------------------

     MGM Studios hereby represents and warrants to the other parties hereto as follows: (i) MGM Studios has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by MGM Studios of this Agreement, and the consummation by MGM Studios of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of MGM Studios; (iii) this Agreement has been duly executed and delivered by MGM Studios and constitutes a valid and binding obligation of MGM Studios enforceable against MGM Studios in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity and except to the extent that the indemnity provisions set forth in
Article IV may not be valid under applicable securities laws or by reason of public policy; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, MGM Studios in connection with the execution and delivery of this Agreement by MGM Studios or the consummation by MGM Studios of the transactions contemplated hereby; and (v) the execution and delivery of this Agreement by MGM Studios and the consummation by MGM Studios of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to MGM Studios or any material agreement to which MGM Studios is a party.

     SECTION 2.5.   REPRESENTATIONS AND WARRANTIES OF THE EXECUTIVES.
                    ------------------------------------------------

     Each of the Executives (as to himself only) hereby represents and warrants to the other parties hereto, as of the date of the execution of this Agreement by such Executive, as follows: (i) such Executive has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly executed and delivered by such Executive and constitutes a valid and binding obligation of such Executive enforceable against such Executive in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity and except to the extent that the indemnity provisions set forth in Article IV may not be valid under applicable securities laws or by reason of public policy;
(iii) no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Executive in connection with the execution and delivery of this Agreement by such Executive or the consummation by Executive of the transactions contemplated hereby; and (iv) the execution and delivery of this Agreement by such Executive and the consummation by such Executive of the transactions contemplated hereby does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to such Executive or any material agreement to which such Executive is a party.

                                  ARTICLE III

                            LEGEND; TAG-ALONG RIGHTS

     SECTION 3.1.   LEGEND.  Tracinda and Seven hereby acknowledge and agree
                    ------

that each of the certificates representing the shares of Common Stock beneficially owned by each of them shall include the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER AND CERTAIN OTHER MATTERS SET FORTH IN AN AGREEMENT DATED AS OF AUGUST 4, 1997 BY AND AMONG SEVEN NETWORK LIMITED, TRACINDA CORPORATION,

METRO-GOLDWYN-MAYER STUDIOS INC., METRO-GOLDWYN-MAYER INC., MR. FRANK G. MANCUSO, AND CERTAIN OTHER PERSONS (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF METRO-GOLDWYN-MAYER INC.

     SECTION 3.2.   "TAG-ALONG" RIGHTS.
                     -----------------

          (a) If either of Seven or Tracinda (a "Transferring Party") desires to
                                                 ------------------
sell, transfer, assign, pledge or otherwise dispose of ("Transfer") directly or
                                                         --------
indirectly, in whole or in part, any shares of Common Stock beneficially owned by it (a "Tag-Along Sale"), the Transferring Party shall provide the Company and
          --------------
each of the Executives and Tracinda or Seven, as the case may be (the "Other
                                                                       -----
Securityholders"), with written notice (the "Tag Along Notice") setting forth:
---------------                              ----------------

               (i) the number of shares of Common Stock proposed to be Transferred;

               (ii) the name and address of the prospective purchaser;

               (iii) all material terms and conditions of such proposed transaction including the date of the proposed closing of such transaction and the proposed amount and the form of consideration to be paid for such Common Stock;

               (iv) that the Transferring Party is offering each of the Other Securityholders the right to participate in such Transfer on a pro rata basis on the same terms and conditions as are applicable to the Transferring Party;

               (v) the aggregate number of shares of Common Stock beneficially owned by such Transferring Party as of the date of the Tag Along Notice (the "Notice Date") from the Transferring Party to the Company;
           -----------

               (vi) the Company's calculation of the maximum number of shares of Common Stock that each such Other Securityholder is entitled to include in the Tag-Along Sale (as computed in accordance with the equation set forth in subsection (a) of this Section 3.2); and

               (vii)  a copy of the proposed agreements for the Tag-Along Sale.

     The Company shall have the obligation to provide the calculation described in clause (vi) above to the Transferring Party upon request by the Transferring Party and shall take full and complete responsibility for the accuracy and completeness of such calculation. Within 20 calendar days following the delivery of the Tag Along Notice, each Other Securityholder, by notice in writing to the Transferring Party, shall have (i) in the case of the Executives, the right to exercise any Options held by such Executives to the extent required to realize the rights of such Executives provided in this Section 3.2 and (ii) the opportunity to sell to the prospective purchaser (upon the same terms and conditions as the Transferring Party) on the proposed date of the closing of the applicable transaction as specified in the applicable Tag Along Notice up to that number of shares of Common Stock specified in the Tag Along Notice owned by such Other Securityholder (excluding any shares of Common Stock acquired pursuant to open market purchases) as shall equal the product of (x) a fraction, the numerator of which is the number of shares of Common Stock specified in the Tag Along Notice beneficially owned by such Other Securityholder as of the date of such proposed sale (excluding any shares of Common Stock acquired pursuant to open market purchases), and the denominator of which is the aggregate number of shares of Common Stock specified in the Tag Along Notice beneficially owned as of the date of such proposed sale by the Transferring Party and all of the Other Securityholders (excluding any shares of Common Stock acquired pursuant to open market purchases), and (y) the number of shares of Common Stock proposed to be sold; provided, however, that to the extent the prospective purchaser agrees to
      --------  -------
purchase Common Stock in excess of the amount specified in the Tag Along Notice, such excess amount shall be allocated among the Transferring Party and the Other Securityholders on a pro-rata basis based on the allocation procedures specified above; provided further, however, that to the extent that one or more Other
       -------- -------  -------  ----
Securityholders elect not to participate in such sale, the amount of Common Stock which such Other Securityholder(s) would otherwise have been entitled to sell in such sale shall not be reallocated to the remaining Other Securityholders who elect to participate in such sale; and provided further,
                                                           -------- -------
however, that in exercising these rights with respect to an Executive's Series
-------  ----
A Option or Series B Option (1) the Series A Option must be exercised, to the extent then vested, before the Series B Option, to the extent then vested, is exercised, (2) thereafter, the Series B Option, to the extent then vested, must be exercised before the Series A Option, to the extent not vested, is exercised, (3) then, the balance of the Series A Option must be exercised before the balance of the Series B Option is exercised and (4) thereafter, the balance of the Series B Option will be exercisable. The amount of shares of Common Stock to be sold by the Transferring Party shall be reduced if and to the extent necessary to provide for such sale of shares of Common Stock by the Other Securityholders. If an Other Securityholder does not elect to participate in such sale within the 20 calendar day period referred to above, the Transferring Party shall be entitled to consummate such sale not later than 90 days after the end of such 20 calendar day period on terms no more favorable to the Transferring Party than those stated in the Tag Along Notice without the participation of such Other Securityholder and all rights of such Other Securityholder to exercise Options in connection with such sale shall terminate. An Other Securityholder shall not be deemed to have entered into a legally binding agreement to sell shares unless and until such Other Securityholder shall have entered into a definitive purchase agreement with the prospective transferee which shall include customary conditions precedent to such Other Securityholder's obligations thereunder, including, without limitation, the obtaining of all necessary regulatory approvals, and which shall provide for the same terms and conditions applicable to the Transferring Party, including (without limitation) representations, warranties and indemnities; provided that
                                                                  -------------
the maximum indemnity obligation of the Other Securityholder under any such agreement (in its capacity as a selling shareholder) shall be limited to the purchase price received by such Other Securityholder in the applicable transaction and the indemnity obligations of the Other Securityholder under any such agreement (in its capacity as a selling shareholder) shall be several, and not joint, with the other parties selling shares pursuant to the agreement. The provisions of this Section 3.2 shall not inure to the benefit of or be binding upon any transferee of Common Stock from Tracinda or Seven (except in connection with any transfer by either of them to one or more of their Affiliates) or from any Executive (other than a Permitted Transferee of an Executive).

          (b) The provisions of this Section 3.2 shall not apply to:

               (i) any transaction in which shares of Common Stock are proposed to be sold publicly pursuant to a registration statement filed under the Securities Act or pursuant to Rule 144 or Regulation S promulgated under the Securities Act; or

               (ii) any one transaction or series of related transactions involving the transfer by the Transferring Party of less than 1% of the then issued and outstanding shares of Common Stock; or

               (iii) any bona fide pledge to a bank or other institutional financial lender; or

               (iv) any sale from one party to this Agreement to another party to this Agreement.

          (c) The obligations provided for in this Section 3.2 shall terminate with respect to each Transferring Party at such time as such Transferring Party beneficially owns less than 250,000 shares of Common Stock.

          (d) If an Option held by an Executive has vested pursuant to the terms of the Plan but is not exercisable pursuant to the terms of the Plan at the time of a Tag-Along Sale pursuant to this Section 3.2, the Executive shall be entitled to exercise such Option as described in subsection (a) of this Section 3.2.

          (e) Notwithstanding anything contained herein to the contrary, the provisions of this Section 3.2 shall not apply to, in the case of each of Tracinda and Seven, (i) the transfer of, or the grant of options for the acquisition of, up to 7,500 shares of Common Stock (such number to be appropriately adjusted in the event that the Company should effect any stock dividend, stock split, reverse stock split, or any similar transaction after the date hereof) beneficially owned by it to officers, directors, employees, consultants and affiliates so long as such transferee shall agree in writing to be bound by all the terms of this Agreement applicable to its transferor as if the transferee originally had been a party to this Agreement and (ii) the transfer and assignment of all or any portion of the capital stock of the Company beneficially owned by it to any direct or indirect wholly owned subsidiary of such entity so long as (y) such transferee shall agree in writing to be bound by all the terms of this Agreement applicable to its transferor as if the transferee originally had been a party to this Agreement and (z) the transferor agrees to cause such direct or indirect wholly owned subsidiary to continue to be a direct or indirect wholly owned subsidiary of the transferor for so long as such direct or indirect wholly owned subsidiary beneficially owns any such capital stock of the Company.

                                   ARTICLE IV

                              REGISTRATION RIGHTS

     SECTION 4.1.   DEMAND REGISTRATIONS.
                    ---------------------

          (a) Requests for Registration.  Subject to Sections 4.1(c) and 4.3
              -------------------------
hereof, each of Seven, Tracinda and each Executive shall have the right to make up to three requests, in the case of each of Seven and Tracinda, and up to two requests with respect to all of the Executives, for registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration or on Form S-3 or any similar short-form registration ("Short-Form Registrations"); provided that no request for a Demand
               ------------------------    -------- ----
Registration may be made at anytime prior to 180 days after the IPO Closing Date; and provided, further, that any request for a Demand Registration shall
          --------  -------  ----
not be otherwise deemed to be effective unless such request includes Registrable Securities which have an estimated value of no less than $50,000,000. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. All registrations requested pursuant to this
Section 4.1(a) are referred to herein as "Demand Registrations."
                                          --------------------

          (b) Short-Form Registrations.  Demand Registrations will be Short-Form
              ------------------------
Registrations whenever the Company is permitted to use any applicable short form, unless the party requesting such Demand Registration is entitled to request, and agrees to bear the incremental Registration Expenses for, registration on Form S-1 at a time when use of Short-Form Registration is available. The Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Demand Registration requests may be for shelf registrations if the Company is then eligible to effect shelf registrations.

          (c) Restrictions on Demand Registrations.  The Company will not be
              ------------------------------------
obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. During any two-year period, the Company may make a one-time election to postpone the filing or the effectiveness of a registration statement for a Demand Registration for up to six months if the board of directors of the Company determines, in its good faith judgment, that (i) such Demand Registration would reasonably be expected to have a material adverse effect on, interfere with or delay any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, (ii) the filing of a registration statement or a sale of Registrable Securities pursuant thereto would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (iii) the Company is unable to comply with the registration requirements of the Commission; provided
                                                                       --------
that, in such event, the holders of Registrable Securities initially requesting
----
such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such request for Demand Registration will not count as a request for Demand Registration hereunder and the Company will pay all Registration Expenses in connection with such withdrawn registration request.

          (d) Selection of Underwriters.  The party requesting a Demand
              -------------------------
Registration will have the right to select the managing underwriters to administer the offering, who shall be of national prominence and reasonably acceptable to the Company.

     SECTION 4.2.   PIGGYBACK REGISTRATIONS.
                    -----------------------

          (a) Right to Piggyback.  Whenever at anytime after the IPO Closing
              ------------------
Date, the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether
                                               ----------------------
or not for sale for its own account, the Company will give prompt written notice to each of Tracinda, Seven and the Executives of its intention to effect such a registration and the class or classes of equity securities of the Company to be registered and will include in such registration all Registrable Securities of the same class or classes with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the notice from the Company.

          (b) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, all other securities (including the Registrable Securities) requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder.

          (c) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of securities of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to such holders, the Company will include in such registration the securities (including the Registrable Securities) requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder.

     SECTION 4.3.   HOLDBACK AGREEMENTS.
                    -------------------

          (a) If requested in writing by the Company or the managing underwriters, if any, of any registration effected pursuant to Section 4.1 or 4.2, each of Seven, Tracinda and the Executives agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the time period reasonably requested by the managing underwriters, not to exceed the period commencing with the date seven days prior to and ending with the date 90 days, or such longer period, not to exceed 180 days, as the applicable managing underwriter shall request, after the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration or other underwritten registration by the Company of its securities (except as part of such underwritten registration).

          (b) If requested in writing by the managing underwriters of any registration effected pursuant to Section 4.1 or 4.2, the Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the time period reasonably requested by the managing underwriters, not to exceed the period commencing with the date seven days prior to and ending with the date 90 days, or such longer period, not to exceed 180 days, as the applicable managing underwriter shall request, after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms), and (ii) to use its best efforts to cause each holder of its capital stock, which such holder purchased from the Company at any time after the date of this Agreement (other than in a registered public offering), to so agree.

          (c) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 4.1 or 4.2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days, or such longer period, not to exceed 180 days, as the applicable managing underwriter shall request, has elapsed from the effective date of such previous registration.

     SECTION 4.4.   REGISTRATION PROCEDURES.  Whenever Tracinda, Seven or an
                    -----------------------

Executive has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that, before
                                                       -------- ----
filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 4.7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally
        -------- ----
to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company will prepare and file with the Commission and, at the request of any such seller, furnish to such seller a reasonable number of copies of, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Company after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants of the Company in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (m) provide a legal opinion of the outside counsel of the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     SECTION 4.5.   REGISTRATION EXPENSES.
                    ---------------------

          (a) Except as provided in Section 4.1(b), the Company shall pay all Registration Expenses relating to any registration of Registrable Securities hereunder. "Registration Expenses" shall mean any and all fees and expenses
             ---------------------
incident to the Company's performance of or compliance with this Article IV, including, without limitation: (i) Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq National Market, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel,
(iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) with respect to each registration, reasonable fees and disbursements of one counsel for the selling shareholders (other than the Company) (selected by the holders making the Demand Registration request, in the case of a registration pursuant to Section 4.1, and selected by the holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 4.2) as well as of one local counsel, (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, and (viii) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

          (b) Notwithstanding the foregoing, (i) the provisions of this Section
4.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to the Registrable Securities included in the offering by such holder.

     SECTION 4.6.   INDEMNIFICATION.
                    ---------------

          (a) The Company and MGM Studios jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director, officer, employee, agent or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 4.6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be
                                        -------------
liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and documents concerning such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, MGM Studios, their respective directors and officers and each other Person who controls or is controlled by the Company and the directors and officers of each such controlling or controlled Person (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling or controlled Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information concerning such holder prepared and furnished to the Company by such holder in writing expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling or controlled Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each
            -------- ----
holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If the indemnifying party assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense. All fees and expenses of counsel to any indemnified party required to be paid by any indemnifying party shall be paid by such indemnifying party as incurred by such indemnified party.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent or controlling or controlled Person of such indemnified party and will survive the transfer of securities by any holder thereof. If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by
                --------  -------  ----
any holder or any director, officer, employee, agent or controlling or controlled Person thereof exceed the amount of the net proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     SECTION 4.7.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.
                    -------------------------------------------

          (a) If requested by the underwriters for any underwritten offering pursuant to a Demand Registration requested under Section 4.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Person who requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Such underwriting agreement shall also contain such representations, warranties, indemnities and contributions by the participating holders as are customary in agreements of that type. In the case of a registration pursuant to Section 4.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Such underwriting agreement shall also contain such representations, warranties, indemnities and contributions by the participating holders as are customary in agreements of that type.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4.4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4.4(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.4(e).

     SECTION 4.8.   CURRENT PUBLIC INFORMATION.  At all times, the Company will
                    --------------------------

file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144.

     SECTION 4.9.   PREPARATION; REASONABLE INVESTIGATION.  In connection with
                    -------------------------------------

the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement and their respective counsel, underwriters and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its Subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     SECTION 4.10.  CERTAIN RIGHTS OF HOLDERS.  The Company will not file any
                    -------------------------

registration statement under the Securities Act which refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given such holder the right to require:

          (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that, in the opinion of such holder, the holding of such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or

          (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

     SECTION 4.11.  FORM S-8.  The Company will, within 6 months following the
                    --------

IPO Closing Date, cause to become effective a registration statement on Form S-8 with the Commission with respect to shares of capital stock of the Company subject to Options.

                                   ARTICLE V

                               GENERAL PROVISIONS

     SECTION 5.1.   NOTICES.  Any notice required to be given hereunder shall be
                    -------

sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to the Company or MGM Studios, to:


               Metro-Goldwyn-Mayer Inc.
               2500 Broadway
               Fifth Floor
               Santa Monica, CA  90404-3061
               Attention:  David Johnson
               Telephone:  (310) 449-3993
               Telecopy:  (310) 449-3011

with a copy to:


               Gibson, Dunn & Crutcher LLP
               333 S. Grand Avenue
               Los Angeles, CA  90071
               Attention:  Bruce D. Meyer
               Telephone:  (213) 229-7979
               Telecopy:  (213) 229-7520

If to Tracinda, to:


               Tracinda Corporation
               4835 Koval Lane
               Las Vegas, NV  89109
               Attention:  Secretary / Treasurer
               Telecopy:  (702) 737-1177
with a copy to:


               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, NY  10004
               Attention:  Stephen Fraidin, P.C.
               Telephone:  (212) 859-8140
               Telecopy:  (212) 859-4000

If to Seven, to:


               Seven Network Limited
               c/o Culmen Group, L.P.
               201 Main Street
               Suite 1955
               Fort Worth, TX  76102
               Attention:  Michael R. Gleason
               Telephone:  (817) 335-6999
               Telecopy:  (817) 870-1384

     and:


               ATN7
               Mobbs Lane
               Epping NSW 2121, Australia
               Attention:  Gary Rice, Managing Director
               Telephone:  (602) 877-7000
               Telecopy:  (612) 996-77191

with a copy to:


               Kelly, Hart & Hallman
               201 Main Street
               Fort Worth, TX  76102
               Attention:  F. Richard Bernasek
               Telephone:  (817) 332-2500
               Telecopy:  (817) 878-9280

if to an Executive, to the address of such Executive set forth in the signature pages hereof or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     SECTION 5.2.   ASSIGNMENT; BINDING EFFECT; BENEFIT; SUCCESSORS.
                    -----------------------------------------------

          (a) Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise); provided, however, that the registration and related rights
            --------  -------  ----
specified in Article IV shall inure to the benefit of any transferee of Registrable Securities pursuant to a Transfer permitted under the terms of this Agreement; provided, further, however, that each of Tracinda and Seven may
           --------  -------  -------  ----
assign its rights under this Agreement to any of their respective direct or indirect wholly owned Subsidiaries so long as (i) such assignee agrees to be bound by the terms of this Agreement to the same extent as the applicable assignor, (ii) the applicable assignor continues to be bound by, and is not released from, any of its obligations under this Agreement, and (iii) the applicable assignor will cause the applicable direct or indirect wholly owned Subsidiary to continue to be a direct or indirect wholly owned Subsidiary of the applicable assignor for so long as such assignee shall have rights under this Agreement. For the purpose of this Agreement, all capital stock of the Company owned by any direct or indirect wholly owned Subsidiary of Tracinda or Seven, as applicable, shall be deemed owned by Tracinda or Seven, as applicable. Subject to the first sentence of this Section 5.2, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as expressly provided in this Agreement, notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (b) In the event that the Company shall enter into a merger, consolidation or other similar type transaction, all of the terms of this Agreement relating to the Company, as applicable, shall apply to the surviving corporation.

     SECTION 5.3.   ENTIRE AGREEMENT.  Upon the effectiveness hereof, this
                    ----------------

Agreement and any certificate delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto.

     SECTION 5.4.   AMENDMENT.
                    ---------

          (a) Subject to Section 5.4(b), this Agreement may not be amended or modified except by an instrument in writing signed by or on behalf of each of the parties hereto which, with respect to the Executives, shall refer to the holders of a majority of shares of capital stock of the Company owned by the Executives and subject to the terms of this Agreement.

          (b) The provisions of Article IV of this Agreement which are solely for the benefit of Tracinda, Seven and/or the Company may be amended without the consent of the Executives. Any other provision of Article IV may be amended without the consent of the Executives provided that, in the case of this sentence, such amendment does not materially and adversely affect the rights of the Executives under this Agreement.

     SECTION 5.5.   GOVERNING LAW; EFFECTIVE DATE.  This Agreement shall be
                    -----------------------------

governed by, and construed in accordance with, the internal laws of the State of Delaware (without regard to conflict of laws principles which would require the application of the laws of any other State). Each of the parties hereto agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Delaware or the United States District Court located in the State of Delaware and, by execution and delivery of this Agreement, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth in Section
5.1 hereof and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this Section 5.5 shall affect or eliminate any right to serve process in any other manner permitted by law. This Agreement shall become effective at the time of the IPO Closing. Prior to the issuance of any Options or shares of capital stock of the Company to any Executive of the Company, MGM Studios or any of their respective Subsidiaries, the Company shall cause such Executive to become a party to this Agreement.

     SECTION 5.6.   COUNTERPARTS.  This Agreement may be executed by the parties
                    ------------

hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

     SECTION 5.7.   HEADINGS.  Headings of the Articles and Sections of this
                    --------

Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

     SECTION 5.8.   INTERPRETATION.  In this Agreement, unless the context
                    --------------

otherwise requires, words describing the singular number shall include the plural and vice versa, "including" shall mean including, without limitation, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     SECTION 5.9.   SEVERABILITY.  Any term or provision of this Agreement
                    ------------

which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     SECTION 5.10.  ENFORCEMENT OF AGREEMENT.  The parties hereto agree that
                    ------------------------

irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Delaware court, this being in addition to any other remedy to which they may be entitled at law or in equity.

     SECTION 5.11.  TERMINATION OF ORIGINAL SHAREHOLDERS AGREEMENT.  Seven,
                    ----------------------------------------------

Tracinda, the Company, MGM Studios, and Executives hereby mutually agree that, effective as of the IPO Closing Date, the Original Shareholders Agreement shall terminate and be of no further force or effect and none of them shall have any further rights, duties or obligations thereunder from and after the effective date of such termination. Until such time as the IPO Closing Date shall occur, the Original Shareholders Agreement shall remain in full force and effect and shall be unaffected hereby, except that no party hereto shall be entitled to effect a Piggyback Registration pursuant to the Approved Initial Public Offering.

     SECTION 5.12.  ANTIDILUTION ADJUSTMENT.  Prior to or concurrent with the
                    -----------------------

consummation of the IPO Closing, the Company will effect, in one or more transactions, a net stock split of the Common Stock (the "Stock Split"). As a
                                                          -----------
result of the Stock Split, before this Agreement becomes effective, the number of shares of Common Stock in Section 3.2(c) will be multiplied by the Stock Split (the "Antidilution Adjustment"). By way of illustration, if the Stock
            -----------------------
Split is 50 for 1 by virtue of the Antidilution Adjustment, the 250,000 number in Section 3.2(c) of this Agreement will become 12,500,000.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.
                              SEVEN NETWORK LIMITED

                    By:
                       -----------------------------------------------------
                              Name:
                              Title:

                    TRACINDA CORPORATION

                    By:
                       -----------------------------------------------------
                              Name:
                              Title:

                    METRO-GOLDWYN-MAYER STUDIOS INC.

                    By:
                       -----------------------------------------------------
                              Name:
                              Title:

                    METRO-GOLDWYN-MAYER INC.

                    By:
                       -----------------------------------------------------
                              Name:
                              Title:



                       -----------------------------------------------------
                              Frank G. Mancuso


                       -----------------------------------------------------
                              [Executive]

                       -----------------------------------------------------
                              [Executive]

                       -----------------------------------------------------
                              [Executive]

                       -----------------------------------------------------
                              [Executive]

The undersigned, an indirect wholly owned subsidiary of Seven Network Limited, hereby agrees to be bound by the terms of this Agreement to the same extent as Seven Network Limited.

MILTONSTAR PTY LIMITED


By:
    -----------------------------
Name:
Title:

                                   EXHIBIT A

                               SEE EXHIBIT 10.5

                                   EXHIBIT B

                               SEE EXHIBIT 10.5